Exhibit 10.1

SIXTH AMENDMENT TO SENIOR SECURED
REVOLVING CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) made as of the 20th day of October, 2017, by and among HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P. (formerly known as American Realty Capital Healthcare Trust II Operating Partnership, L.P.), a Delaware limited partnership (“Borrower”), HEALTHCARE TRUST, INC. (formerly known as American Realty Capital Healthcare Trust II, Inc.), a Maryland corporation (“REIT”), THE PARTIES EXECUTING BELOW AS SUBSIDIARY GUARANTORS (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafter referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain Senior Secured Revolving Credit Agreement dated as of March 21, 2014, as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement dated as of September 18, 2014, that certain Second Amendment to Senior Secured Revolving Credit Agreement and Other Loan Documents dated as of June 26, 2015, that certain Third Amendment to Senior Secured Revolving Credit Agreement dated as of February 17, 2016, that certain Fourth Amendment to Senior Secured Revolving Credit Agreement dated as of October 20, 2016, and that certain Fifth Amendment to Senior Secured Revolving Credit Agreement dated as of February 24, 2017 (collectively, the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and

WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.       Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as modified and amended by this Amendment).

2.       Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a)       By deleting in its entirety the definition of “Modified FFO” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition:

“Modified FFO. With respect to any Person for any period, an amount equal to (a) the Funds from Operations of such Person for such period, plus (b) to the extent such amounts have reduced the calculation of Funds from Operations for such period, (i) costs and expenses incurred in connection with acquisitions, whether or not consummated, (ii) one-time transaction costs related to the listing of the stock of REIT on a national exchange, (iii) non-cash compensation paid by the issuance of Equity Interests to directors (or equivalent) or officers of such Person, (iv) one-time third-party consulting fees and out-of-pocket expenses related to the implementation of new accounting standards, and (v) certain other non-recurring expenses and/or non-cash items, which, in each case under this clause (v), shall be approved by Agent in its reasonable discretion prior to the inclusion thereof in the calculation of Modified FFO, minus (c) an amount equal to the increase or decrease in income for such period as a result of the impact of straight line leveling adjustments of rents and market rent FAS 141 adjustments in accordance with GAAP.”;

(b)       By deleting in its entirety the first (1st) sentence of §8.7(a) of the Credit Agreement and inserting in lieu thereof the following new sentence:

“(a) The Borrower shall not pay any Distribution (other than any Distribution expressly permitted pursuant to the immediately following sentence) to the partners, members or other owners of the Borrower, and REIT shall not pay any Distribution (other than any Distribution expressly permitted pursuant to the immediately following sentence) to its partners, members or other owners of REIT, to the extent that the aggregate amount of such Distributions paid (W) during the fiscal quarter ending on December 31, 2017, and the period of two consecutive fiscal quarters ending on March 31, 2018, exceeds one hundred thirty percent (130%) of such Person’s Modified FFO for such periods, respectively, (X) during the period of three (3) consecutive fiscal quarters ending on June 30, 2018, exceeds one hundred twenty percent (120%) of such Person’s Modified FFO during such period, (Y) during the period of four (4) consecutive fiscal quarters ending on September 30, 2018, exceeds one hundred fifteen percent (115%) of such Person’s Modified FFO for such periods, respectively, and (Z) during the period of four (4) consecutive fiscal quarters ending on December 31, 2018, and as of the end of each fiscal quarter thereafter for the period of four (4) consecutive fiscal quarters then ending, exceeds one hundred ten percent (110%) of such Person’s Modified FFO for such period of four consecutive fiscal quarters, provided that the period of measurement under this §8.7(a) shall commence with the calendar quarter ending on December 31, 2017 and the aggregate amount of such permitted Distributions and such Person’s Modified FFO shall be determined by using only the calendar quarters elapsed from and after October 1, 2017, and provided, further, that the limitations contained in this §8.7(a) shall not preclude the Borrower or REIT from making Distributions in an amount equal to the minimum distributions required under the Code to maintain the REIT Status of REIT, as evidenced by a certification of the principal financial officer or accounting officer of REIT containing calculations in detail reasonably satisfactory in form and substance to the Agent.”

2

(c)       By inserting the following new §9.7 into the Credit Agreement:

“§9.7 Minimum Liquidity. The aggregate amount of all Unrestricted Cash and Cash Equivalents of Borrower shall not at any time be less than $30,000,000.00.”

3.       References to Loan Documents. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4.       Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remains in full force and effect and constitutes the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

5.       Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)       Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor, other than those in favor of Agent, on behalf of itself and the other Lenders, pursuant to the Loan Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.

3

(b)       Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)       Governmental Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC, or as may be required hereafter with respect to tenant improvements, repairs or other work with respect to any Real Estate.

(d)       Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 5(d) shall not apply with respect to any such representations and warranties.

6.       No Default. By execution hereof, the Borrower and the Guarantors certify that, immediately after giving effect to this Amendment, there exists no Default or Event of Default as of the date of this Amendment.

7.       Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

8.       Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

4

9.       Effective Date. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

(a)       the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Majority Lenders;

(b)       receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment;

(c)       receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request;

(d)       delivery to Agent of (i) a Borrowing Base Certificate and (ii) a Compliance Certificate evidencing compliance with the covenants described in §9 of the Credit Agreement and the other covenants described in such Compliance Certificate (as such covenants have been modified pursuant to this Amendment), calculated in good faith based on the pro forma consolidated financial statements of REIT for the calendar quarter ended September 30, 2017; and

(e)       the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment.

10.       Amendment as Loan Document. This Amendment shall constitute a Loan Document.

11.       Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12.       MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

[Signatures Begin On Next Page]

5

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P. (formerly known as American Realty Capital Healthcare Trust II Operating Partnership, L.P.), a Delaware limited partnership

By:	HEALTHCARE TRUST, INC. (formerly known as American Realty Capital Healthcare Trust II, Inc.), a Maryland corporation, its general partner

By: /s/ Katie Kurtz
Name: Katie Kurtz
Title: Chief Financial Officer

REIT:

HEALTHCARE TRUST, INC. (formerly known as American Realty Capital Healthcare Trust II, Inc.), a Maryland corporation

By: /s/ Katie Kurtz
Name: Katie Kurtz
Title: Chief Financial Officer

[Signatures Continue on Following Page]

KeyBank/Healthcare Trust Operating Partnership, L.P. Signature Page to Sixth Amendment to Senior Secured Revolving Credit Agreement

SUBSIDIARY GUARANTORS:

Arhc bmbwnil01, llc;
arhc lpelkca01, llc;
arhc sccrlia01, llc;
arhc sffldia01, llc;
arhc sbburia01, llc;
arhc arclrmi01, llc;
arhc altspfl01, llc;
arhc fmwedal01, llc;
arhc ahjacoh01, llc;
arhc ololnil01, llc;
arhc lmhbgpa01, llc;
arhc phctnia01, llc;
arhc hbtpafl01, llc;
arhc ghgvlsc01, llc;
ARHC DFDYRIN01, LLC;
ARHC FMMUNIN01, LLC;
ARHC FMMUNIN03, LLC;
ARHC NVWELFL01, LLC;
ARHC SMMDSIA01, LLC;
ARHC SPPLSIA01, LLC;
ARHC PSINDIA01, LLC; and
ARHC PHOTTIA01, LLC, each a Delaware
limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Healthcare Trust Operating Partnership, L.P. Signature Page to Sixth Amendment to Senior Secured Revolving Credit Agreement

ARHC PHCRPIA01, LLC;
ARHC DVMERID01, LLC;
ARHC ALELIKY01, LLC;
ARHC TVTITFL01, LLC;
ARHC ALSPGFL01, LLC;
ARHC JCCRKGA01, LLC
ARHC DBDUBGA01, LLC;
ARHC BWBRUGA01, LLC;
ARHC RWROSGA01, LLC;
ARHC MBAGHCA01, LLC;
ARHC WHWCHPA01, LLC;
ARHC PPHRNTN01, LLC;
ARHC CCCGRMO01, LLC;
ARHC ALALPGA01, LLC;
ARHC RPATLGA01, LLC;
ARHC MRMRWGA01, LLC;
ARHC BMLKWCO01, LLC;
ARHC ECMCYNC01, LLC;
ARHC ECCPTNC01, LLC;
ARHC ECGVLSC01, LLC;
ARHC SLKLAOR01, LLC;
ARHC SMERIPA01, LLC;
ARHC MMTCTTX01, LLC,
arhc sccrlia01 trs, llc; arhc sffldia01 trs, llc; arhc sbburia01 trs, llc; and arhc ARCLrMI01 trs, llc, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Healthcare Trust Operating Partnership, L.P. Signature Page to Sixth Amendment to Senior Secured Revolving Credit Agreement

arhc altspfl01 trs, llc; arhc phctnia01 trs, llc; arhc hbtpafl01 trs, llc;
ARHC SMMDSIA01 TRS, LLC;
ARHC SPPLSIA01 TRS, LLC;
ARHC PSINDIA01 TRS, LLC;
ARHC PHOTTIA1 TRS, LLC;
ARHC PHCRPIA01 TRS, LLC;
ARHC DVMERID01 TRS, LLC;
ARHC ALELIKY01 TRS, LLC;
ARHC TVTITFL01 TRS, LLC;
ARHC ALSPGFL01 TRS, LLC;
ARHC JCCRKGA01 TRS, LLC;
ARHC DBDUBGA01 TRS, LLC;
ARHC BWBRUGA01 TRS, LLC;
ARHC RWROSGA01 TRS, LLC;
ARHC MBAGHCA01 TRS, LLC;
ARHC WHWCHPA01 TRS, LLC;
ARHC ALALPGA01 TRS, LLC; and
ARHC RPATLGA01 TRS, LLC, each a Delaware
limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signatures Continue on Following Page]

KeyBank/Healthcare Trust Operating Partnership, L.P. Signature Page to Sixth Amendment to Senior Secured Revolving Credit Agreement

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent

By: /s/ Meredith H. Houseworth
Name: Meredith H. Houseworth
Title: Vice President

REGIONS BANK

By: /s/ Paul E. Surgan
Name: Paul E. Surgan
Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Alicia Cook
Name: Alicia Cook
Title: Authorized Signatory

BMO HARRIS BANK N.A.

By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Director

CITIZENS BANK, NATIONAL ASSOCIATION

By: /s/ Michelle Dawson
Name: Michelle Dawson
Title: Vice President

[Signatures Continue on Following Page]

KeyBank/Healthcare Trust Operating Partnership, L.P. Signature Page to Sixth Amendment to Senior Secured Revolving Credit Agreement

SYNOVUS BANK

By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director

(SEAL)

COMERICA BANK

By: /s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

(SEAL)

KeyBank/Healthcare Trust Operating Partnership, L.P. Signature Page to Sixth Amendment to Senior Secured Revolving Credit Agreement